UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 - 2233 Columbia Street Vancouver, BC,	V5Y 0M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market
Series A Warrants	AGRIW	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry Into a Material Definitive Agreement

On September 10, 2021, AgriForce Growing Systems, Ltd. entered into an agreement (“Agreement”) to acquire the intellectual property (IP) from Manna Nutritional Group LLC (MNG), a privately held firm based in Boise, Idaho. The IP encompasses patent-pending technologies to naturally process and convert grain, pulses and root vegetables, resulting in low-starch, low-sugar, high-protein, fiber-rich baking flour products, as well as a wide range of breakfast cereals, juices, natural sweeteners and baking enhancers.

The terms of the Agreement are as follows:

The aggregate purchase price for the Purchased Assets (the “Purchase Price”) is up to $14,475,000, and shall consist of the following, subject to the terms and conditions of this Agreement, as follows:

(i)	The number of shares of Company’s common stock (rounded up to the nearest whole number), restricted as to resale under Section 4(a)(2) of the Securities Act, equal to the quotient of (i) $5,000,000 divided by (ii) a per share price equal to the average of the volume weighted average price (“VWAP”) of the Company’s common shares for the ten trading days immediately preceding the Due Diligence Deadline (as defined below) (the “Closing Shares”). The Closing Shares, to be due on the Closing Date, which Closing Shares are restricted as to resale and issued under a private placement exempt from registration under Section 4(a)(2) of the Securities Act, are subject to release of restriction and lockup on a quarterly basis over ten quarters commencing on the Closing Date in equal amounts of shares over ten consecutive calendar quarters. The Closing Shares are due and will be issued to MNG upon the date that is 180 days from the Effective Date (September 10, 2021) (the “Due Diligence Deadline”), with such due diligence being comprised of (the following three bullet points are the “KPIs”):

●	Receipt and Tasting of Flours and Sweeteners by the Company;

●	Independent Lab Testing of Flours and Sweeteners by the Company to confirm fiber, protein, and starch content of such products meets the specifications provided by MNG; and

●	Completion by the Company of Third-Party Engineering Process Analysis, included in the scope of work outlined by Covert Engineers, dated August 11, 2021, for conceptual and preliminary plant design for a Pilot Manufacturing Facility.

(ii)	$1,475,000 in cash, minus any amounts paid to MNG under (iii), payable to MNG at Closing;

(iii)	$725,000 in cash payable follows: (a) $225,000 payable on the Effective Date; and (b) $500,000 payable within 120 days after the Effective Date, to reimburse MNG for, without limitation, satisfaction of all the secured debt as listed in Section 2.04 of the Disclosure Schedules to the Agreement (the “Secured Debt”).

(iv)	The number of shares of Company’s common stock (rounded up to the nearest whole number) to be issued in two tranches that equals (i) $8,000,000 divided by (ii) a per share price equal to the VWAP of the Company’s common shares for the ten trading days immediately before the issuance date of those shares (“Post-Closing Shares”). $5,000,000 of the Post-Closing Shares will be issued on June 30, 2022, to be held in Escrow. $3,000,000 of the Post-Closing Shares will be issued to MNG on December 31, 2022, to be held in Escrow. All distributions and dividends attributable to the Post-Closing Shares (collectively, “Dividends”) will accrue for the benefit of MNG and will be held in Escrow pending release of the Post-Closing Shares, in which case all Dividends will be released to MNG at the same time as the Post-Closing Shares are so released. Until Post-Closing Shares are released from Escrow, all voting rights thereto shall be exercised as directed by the Company’s Board of Directors. If a Patent is issued within 24 months of the Closing Date, and such Patent is transferred to the Company free and clear of all encumbrances, then the Post-Closing Shares shall be released from Escrow in four equal amounts commencing on the date of issuance of the Patent and then for the three subsequent three-month anniversaries thereof.

In the event that after 24 months from the closing date, a Patent does not issue from the IP, Buyer’s obligation to issue the Post-Closing Shares and Dividends to MNG will be deemed null and void ab initio and will no longer be due and owing to MNG, and the Post-Closing Shares shall be released from escrow and returned to the Company, and the Purchase Price shall be adjusted downward dollar for dollar.

The Agreement also contains standard commercial reps and warranties, indemnification and covenants for a transaction of this nature.

Item 9.01 – Financial Statements and Exhibits.

Exhibit 10.1	Purchase agreement dated September 10, 2021
Exhibit 99.1	Press release dated September 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2021

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Richard Wong
Name:	Richard Wong
Title:	Chief Financial Officer